UNITED STATES
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On February 9, 2024, The Walt Disney Company (“Disney”) updated its website www.VoteDisney.com, which contains information relating to Disney’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

Voting for Disney is quick and easy - learn how with Professor Von Drake!

What experts are saying “There are occasional instances when activists can add genuine value and call out genuine misconduct-and then there are instances when activists are motivated by all the wrong reasons. This Peltz proxy contest is perhaps one of the clearest and most blatantly transparent examples of the Latter category that I’ve ever seen.” Jeff Sonnenfeld Yale School of Management FORTUNE “Disney is the world’s leading entertainment company. It has the best intellectual property, sports brand and parks & experiences assets in the industry. As legacy technologies transition to digital platforms, we believe Disney can Lead the media industry forward. We could not be more excited to partner with Bob and the Board to help create Long-term sustainable shareholder value.” Mason Morfit ValueAct CEO VC ValueAct Capital Your vote matters. Remember to use the WHITE proxy card or the WHITE voting instruction form.

 The Walt Disney Company Press Releases ^ View all February 202A ESPN. FOX and Warner Bros. Discovery Forming Joint Venture to Launch Streaming Sports Service in the U.S. The Walt Disney Company Nominates 12 Directors For Election At Upcoming Annual Meeting Of Shareholders February 2024 ‘Taylor Swift | The Eras Tour (Taylor’s Version)’ to Debut Exclusively on Disney+ on March 15 Disney and Epic Games to Create Expansive and Open Games and Entertainment Universe Connected to Fortnite January 2024 The Walt Disney Company Earns 20 Oscar® Nominations January 2024 Disney Entertainment Wins 37 Primetime Emmy Awards January 2024 ESPN Delivers Record Viewership Across College Football Playoff and New Year’s “ Six February 2024 The Walt Disney Company Highlights Strength of its Highly Qualified Board and Clear Strategy to Deliver Growth and Shareholder Value February 2024 February 2024 The Walt Disney Company Reports First Quarter Earnings for Fiscal 2024 Company News

February 2024 Disney and Epic Games to Create Expansive and Open Games and Entertainment Universe Connected to Fortnite February 2024 The Walt Disney Company Reports First Quarter Earnings for Fiscal 2024 January 2024 The Walt Disney Company Earns 20 Oscar® Nominations February 2024 Taylor Swift The Eras Tour Taylors Version)’ to Debut Exclusively on Disney+ on March 15 February 2024 ESPN, FOX and Warner Bros. Discovery Forming Joint Venture to Launch Streaming Sports Service in the U.S. January 2024 The Walt Disney Company Nominates 12 Directors For Election At Upcoming Annual Meeting Of Shareholders 2 3 February 2024 Walt Disney Animation Studios Moana 2 to Voyage into Theaters November 2024 February 2024 The Walt Disney Company Highlights Strength of its Highly Qualified Board and Clear Strategy to Deliver Growth and Shareholder Value January 2024 Disney Entert ainment Wins 37 Primetime Emmy Awards

Press Releases





January 2024

New Star Wars Film starring The Mandalorian and Grogu is Heading to Theaters


H-TOWN

January 2024

ESPN Delivers Record Viewership Across College Football Playoff and New Year's Six



January 2024

The Walt Disney Company And ValueAct Capital Enter Into Information-Sharing Arrangement To Facilitate Strategic Consultation During Company's Transformation



January 2024

Statement from The Walt Disney Company on Blackwells



December 2023

Zootopia Roars to Life: Here's What You Need to Know



December 2023

Statement from The Walt Disney Company on Trian (December 14)


hulu

December 2023

Hulu on Disney+ Beta Launch: What You Need to Know



November 2023

The Walt Disney Company Declares Cash Dividend of $0.30 Per Share



November 2023

Statement from The Walt Disney Company on Trian (November 30)

‹ 1 2 3 ›

 September 2023 Disney Plans to Expand Parks Investment, Doubling Capital Expenditures Over 10 Years Press Releases November 2023 The Walt Disney Company Board Appoints Morgan Stanley’s James P. Gorman and Veteran Media Executive Sir Jeremy Darroch as New Directors

Disney and Epic Games to Create Expansive and Open Games and Entertainment Universe Connected to Fortnite The Walt Disney Company and Epic Games will collaborate on an all-new games and entertainment universe that will further expand the reach of beloved Disney stories and experiences. Disney will also invest $1.5 billion to acquire an equity stake in Epic Games alongside the multiyear project The transaction is subject to customary closing conditions, including regulatory approvals. In addition to being a world-class games experience and interoperating with Fortnite, the new persistent universe will offer a multitude of opportunities for consumers to play, watch, shop and engage with content characters and stories from Disney, Pixar, Marvel, Star Wars, Avatar and more. Players, gamers and fans will be able to create their own stories and experiences, express their fandom in a distinctly Disney way, and share content with each other in ways that they love. This will all be powered by Unreal Engine. “Our exciting new relationship with Epic Games will bring together Disney’s beloved brands and franchises with the hugely popular Fortnite in a transformational new games and entertainment universe,” said Robert A. Iger, Chief Executive Officer, The Walt Disney Company. “This marks Disney’s biggest entry ever into the world of games and offers significant opportunities for growth and expansion. We can’t wait for fans to experience the Disney stories and worlds they love in groundbreaking new ways.” “Disney was one of the first companies to believe in the potential of bringing their worlds together with ours in Fortnite, and they use Unreal Engine across their portfolio,” said Tim Sweeney, CEO and Founder, Epic Games. “Now we’re collaborating on something entirely new to build a persistent, open and interoperable ecosystem that will bring together the Disney and Fortnite communities.” “This will enable us to bring together our incredible collection of stories and experiences from across the company for a broad audience in ways we have only dreamed of before,” said Josh D’Amaro, Chairman, Disney Experiences. “Epic Games’ industry-leading technology and Fortnite’s open ecosystem will help us reach consumers where they are so they can engage with Disney in the ways that are most relevant to them.” Disney and Epic Games will collaborate on an all-new games and entertainment universe.

Deepening the Epic Games & Disney Relationship

Disney and Epic Games have engaged hundreds of millions of players through Fortnite content integrations, season collaborations, in-game activations, and live events, including the Marvel *Nexus War with Galactus*, which drew more than 15.3 million concurrent players.

Unreal Engine is used to produce assets and content across the Disney portfolio including in the development of video games like *Kingdom Hearts 3* and *Star Wars* Jedi: Survivor; in cinematic editing and animation for film and streaming; and in the creation of more than 15 Disney Parks attractions like Millennium Falcon: Smugglers Run at *Star Wars:* Galaxy's Edge.

This all builds on Epic Games' participation in the 2017 Disney Accelerator program, which seeks to impact the future of technology and entertainment.

Games Industry Growth & Disney Games Success

The digital world is growing and evolving with more than 3 billion video game players worldwide who want to move safely and seamlessly between the worlds they love, unleash their own creativity, and experience great gameplay.

Disney's games business continues to deliver strong results since it shifted to a licensing business model in 2016. Disney is a leading games licensor working with best-in-class developers and publishers, including on the best-selling superhero game of all-time, *Marvel's Spider-Man*. Licensed games from Disney garnered more than 150 award nominations, wins and other accolades in 2023, including multiple Game of the Year nominations for *Marvel's Spider-Man 2*. Disney mobile games have 1.5 billion global installs, and to date, nine Disney games franchises have each grossed more than $1 billion in sales. In the U.S., the world's largest games market, licensed titles from Disney regularly hit the annual top-10 best-sellers list.


A PLACE
00:00
00:43

<u>About The Walt Disney Company</u>

The Walt Disney Company, together with its subsidiaries and affiliates, is a leading diversified international entertainment and media enterprise that includes three core business segments: Entertainment, Sports and Experiences. Disney is a Dow 30 company and had annual revenues of $88.9 billion in its Fiscal Year 2023.

FORWARD-LOOKING STATEMENTS The terms “Company,” “we,” and “our” are used below to refer collectively to The Walt Disney Company and the subsidiaries through which its various businesses are actually conducted. Certain statements and information in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, strategies, business or financial prospects or outlook, trends, future growth opportunities and drivers; future products or service offerings (including nature, timing and pricing), consumer sentiment, priorities or demand and drivers; our expected benefits from the collaboration with Epic Games and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control including: the occurrence of subsequent events: deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration in or pressures from competitive conditions, including competition to create or acquire content; competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content offerings, pricing model and price increases, and corresponding subscriber additions and chum, and the market for advertising sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory and legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits from the collaboration with Epic Games; demand for our products and services: performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 50,2025. including under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business,” quarterly reports on Form 10-0, including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations, ” and subsequent filings with the Securities and Exchange Commission.

‘Taylor Swift | The Eras Tour (Taylor’s Version)’ to Debut Exclusively on Disney+ on March 15

Today, Disney+ announced that *Taylor Swift | The Eras Tour (Taylor’s Version)*, which is the concert film in its entirety for the first time and includes the song “cardigan” and four additional acoustic songs, will make its streaming debut on March 15, 2024, exclusively on Disney+.

The history-making, cinematic experience from the 14-time Grammy®-winning artist, *Taylor Swift | The Eras Tour* directed by Sam Wrench, grossed more than $260 million worldwide at the global box office, making it the top selling concert film of all-time.

In making the announcement Disney CEO Bob Iger said, “*The Eras Tour* has been a true phenomenon that has and continues to thrill fans around the world, and we are very excited to bring this electrifying concert to audiences wherever they are, exclusively through Disney+.”


INCLUDES “CARDIGAN” AND
FOUR ADDITIONAL ACOUSTIC SONGS
TAYLOR SWIFT
THE ERAS TOUR
(TAYLOR’S VERSION)
March 15
Disney+

Taylor Swift | The Eras Tour (Taylor’s Version) will make its streaming debut on March 15, 2024, exclusively on Disney+.

 Walt Disney Animation Studios’ ‘Moana 2’ to Voyage into Theaters November 2024 The Walt Disney Company Chief Executive Officer Bob Iger announced today that Moana 2, Disney Animation’s all-new feature-length sequel to 2016’s Oscar-nominated film, will be released in theaters in 2024. “Moana remains an incredibly popular franchise,” said Iger. “And we can’t wait to give you more of Moana and Maui when Moana 2 comes to theaters this November.” Walt Disney Animation Studios’ epic, all-new animated musical Moana 2 takes audiences on an expansive new voyage with Moana, Maui and a brand-new crew of unlikely seafarers. Walt Disney Animation Studios’ epic animated musical Moana 2 takes audiences on an expansive new voyage with Moana, Maui and a brand-new crew of unlikely seafarers. After receiving an unexpected call from her wayfinding ancestors, Moana must journey to the far seas of Oceania and into dangerous, long- lost waters for an adventure unlike anything she’s ever faced. Directed by Dave Derrick Jr. with music by Grammy® winners Abigail Barlow and Emily Bear, Grammy nominee Opetaia Foa’i, and threetime Grammy winner Mark Mancina, Moana 2 opens in theaters on Nov. 27, 2024.

 ESPN, FOX and Warner Bros. Discovery Forming Joint Venture to Launch Streaming Sports Service in the U.S. • Will Bring Together Sports Linear Networks and Direct-to-Consumer Service ESPN+ • Offering to include NFL, NBA, WNBA, MLB. NHL, NASCAR, College Sports, UFC. PGA TOUR Golf. Grand Slam Tennis, the FIFA World Cup, Cycling and Much More • The Service will be offered through a New Standalone App, Built from the Ground Up, for the Passionate Sports Fan ESPN, a subsidiary of The Walt Disney Company, FOX and Warner Bros. Discovery have reached an understanding on principal terms to form a new Joint Venture (JV) to build an innovative new platform to house a compelling streaming sports service. The platform brings together the companies’ portfolios of sports networks, certain direct-to-consumer (DTC) sports services - including content from all the major professional sports leagues and college sports. The formation of the pay service is subject to the negotiation of definitive agreements amongst the parties. The offering, scheduled to launch in the fall of 2024, would be made available directly to consumers via a new app. Subscribers would also have the ability to bundle the product, including with Disney+, Hulu and/or Max. The platform would aggregate content to offer fans an extensive, dynamic lineup of sports content, aiming to provide a new and differentiated experience to serve sports fans, particularly those outside of the traditional pay TV bundle. By subscribing to this focused, all-in-one premier sports service, fans would have access to the linear sports networks including ESPN, ESPN2, ESPNU, SECN, ACCN, ESPNEWS, ABC. FOX, FS1, FS2, BTN, TNT, TBS, truTV, as well as ESPN+. Key Highlights: • o ESPN, FOX and Warner Bros. Discovery would form a new Joint venture to develop, launch and operate a streaming sports bundle of linear networks and certain DTC sports content and services. o Each entity would own one-third of the JV, have equal board representation and license their sports content to the joint venture on a non-exclusive basis. o The service would have a new brand with an independent management team. Bob Iger, Chief Executive Officer of The Walt Disney Company said, “The launch of this new streaming sports service is a significant moment for Disney and ESPN, a major win for sports fans, and an important step forward for the media business. This means the full suite of ESPN channels will be available to consumers alongside the sports programming of other industry leaders as part of a differentiated sports-centric service. I’m grateful to Jimmy Pitaro and the team at ESPN, who are at the forefront of innovating on behalf of consumers to create new offerings with more choice and greater value.” Lachlan Murdoch, Executive Chair and Chief Executive Officer of FOX said, “We’re pumped to bring the FOX Sports portfolio to this new and exciting platform. We believe the service will provide passionate fans outside of the traditional bundle an array of amazing sports content all in one place.” David Zaslav, Chief Executive Officer of Warner Bros. Discovery, said “At WBD, our ambition is always to connect our leading content and brands with as many viewers as possible, and this exciting joint venture and the unparalleled combination of marquee sports rights and access to the greatest sporting events in the world allows us to do Just that. This new sports service exemplifies our ability as an industry to drive innovation and provide consumers with more choice, enjoyment and value and we’re thrilled to deliver it to sports fans.” More details, including pricing, will be announced at a later date. The new service will showcase thousands of high-profile sporting events including:

PRO FOOTBALL	NFL | UFL
BASKETBALL	NBA | WNBA
BASEBALL	MLB
HOCKEY	NHL
COLLEGE SPORTS	Thousands of games and events, multiple sports, across nearly two dozen conferences, including: ACC, Big 10, Big 12, Big East, SEC | 40 NCAA Championship Events |NCAA Men's & Women's Basketball Tournaments |The College Football Playoff
GOLF	PGA Tour | PGA Championship | The Masters | TGL
GRAND SLAM TENNIS	Wimbledon | US Open | Australian Open
CYCLING	Giro d'Italia | UCI Mountain Bike World Cup | Giro Donne
SOCCER	FIFA World Cup | U.S. Soccer NWSL | MLS | LALIGA | Bundesliga | UEFA | CONCACAF
COMBAT SPORTS	UFC | Top Rank
AUTO	Formula 1 | NASCAR | 24 Hours of Le Mans

-XXXX-

FOR FURTHER INFORMATION, CONTACT:

ESPN:
Katina Arnold
katina.arnold@espn.com
+1 860.912.6643

FOX:
Brian Nick
brian.nick@fox.com
+1 310-369-3545

Warner Bros. Discovery / TNT Sports:
Nate Smeltz
nate.smeltz@wbd.com
+1 404.827.4786

FORWARD-LOOKING STATEMENTS

The Walt Disney Company

The terms "Company," "we," and "our" are used below to refer collectively to The Walt Disney Company and the subsidiaries through which its various businesses are actually conducted.

Certain statements and information in this communication may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's expectations, beliefs, plans, strategies, business or financial prospects or outlook, the consummation of the joint venture, trends, drivers of demand, products or service offerings (including nature, timing and pricing), consumer sentiment or priorities; and other statements that are not historical in nature. These statements are made on the basis of the Company's views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company's control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration in or pressures from competitive conditions, including competition to create or acquire content; competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content, offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory and legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits from the potential joint venture with Fox and Warners Bros. Discovery; demand for our products and services; performance of the Company's content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30.2023, including under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” quarterly reports on Form 10-Q, including under the captions “Risk Factors’’ and Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and subsequent filings with the Securities and Exchange Commission. Fox Corporation The term “Company” is used below to refer collectively to Fox Corporation and its consolidated subsidiaries. This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook” and similar expressions are used to identify these forward-Looking statements. These statements are based on management’s current expectations and beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements in this press release due to changes in economic, business, competitive, technological, strategic and/or regulatory factors and other factors affecting the operation of the Company’s businesses. More detailed information about these factors is contained in the documents the Company has filed with or furnished to the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30,2023 filed with the SEC on August 11,2023, and subsequent Quarterly Reports on Form 10-Q. Statements in this press release speak only as of the date they were made, and the Company undertakes no duty to update or release any revisions to any forward-Looking statement made in this press release or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events or to conform such statements to actual results or changes in the Company’s expectations, except as required by law. Warner Bros. Discovery The terms “Warner Bros. Discovery,” “Company,” “we,” “us,” and “our” are used below to refer collectively to Warner Bros. Discovery, Inc. and its subsidiaries. Information set forth in this communication contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-Looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. Actual results could differ materially from those stated or implied, including due to risks and uncertainties associated with the Company’s business, which include the risk factors disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-Looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and ‘“would” or similar words. Forward-looking statements include, without limitation, statements regarding future financial and operating results, the Company’s plans, objectives, expectations and intentions, assumptions, projections or expectations regarding the potential joint venture with Fox and ESPN, and other statements that are not historical facts. Warner Bros. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based

Disney Plans to Expand Parks Investment, Doubling Capital Expenditures Over 10 Years The Walt Disney Company is developing plans to accelerate and expand investment in its Parks, Experiences and Products segment to nearly double capital expenditures over the course of approximately 10 years to roughly S60 billion, including by investing in expanding and enhancing domestic and international parks and cruise line capacity. Today, Senior Disney executives, including Chief Executive Officer Bob Iger and Disney Parks, Experiences and Products Chairman Josh D’Amaro, gathered with Wall Street analysts and investors at Walt Disney World Resort in Orlando, Florida for an investor summit focused on Disney’s Parks business and its track record of investing aggressively and intelligently in experiences that leverage the powerful and ever-growing library of Disney stories, which has proven incredibly effective. “We’re incredibly mindful of the financial underpinning of the company, the need to continue to grow in terms of bottom line, the need to invest wisely so that we’re increasing the returns on invested capital, and the need to maintain a balance sheet, for a variety of reasons,” said Bob Iger. “The company is able to absorb those costs and continue to grow the bottom line and look expansively at how we return value and capital to our shareholders.” “We have an ambitious growth story that is supported by a proven track record and a bold vision for the future of our Parks business,” said D’Amaro. Central to the business’s growth strategy will be a focus on stories, scale, and fans. Stories All over the world, Disney leverages its incomparable library of intellectual property through immersive storytelling experiences in its Parks and Resorts, on board its cruise ships, and through its consumer products and licensing business. The Parks business serves as a powerful platform where Disney’s beloved stories come to life in innovative ways, and where fans across generations and geographies can connect with and explore the Disney brands and franchises they love, from Avatar to Zootopia, and everything in between. Disney continuously reimagines its theme park offerings to appeal to more guests by incorporating new stories from its popular films and series. Disney Parks has seen growth following previous periods of significant investment, which included the additions of Cars Land at Disney California Adventure, Star Wars Galaxy’s Edge at Disneyland Resort and Disney’s Hollywood Studios at Walt Disney World, Avengers Campus at Disney California Adventure and Walt Disney Studios Park in Paris, and more. Today, as Disney considers future growth opportunities, there is a deep well of stories that have yet to be fully explored in its theme parks. Already, new Frozen-themed lands are coming to Hong Kong Disneyland, Walt Disney Studios Park in Paris and Tokyo Disney Resort, as well as a Zootopia-themed land at Shanghai Disney Resort However, Disney will explore even more characters and franchises, including some that haven’t been leveraged extensively to date, as it embarks on a new period of significant growth domestically and internationally in its parks and resorts. “We have a wealth of untapped stories to bring to life across our business,” said D’Amaro. “Frozen, one of the most successful and popular animated franchises of all time, could have a presence at the Disneyland Resort Wakanda has yet to be brought to life. The world of Coco is just waiting to be explored. There’s a lot of storytelling opportunity.”

Scale Today, Disney has the largest physical footprint of any global theme park travel business, with 12 parks across six sites around the world. ® Its newest resort, Shanghai Disney Resort, opened in 2016. Disney Cruise Line visits 94 ports in 40 countries, and Disney’s industryleading consumer products division brings Disney IP into fans’ homes across the globe. Notably, Walt Disney World Resort is twice the size of the island of Manhattan, Disneyland is the most “Instagrammed” place on Earth, and tens of millions of guests travel on Disney’s transportation networks each year. Disney’s Parks business is a key driver of value creation for the company, and positive segment results in recent past quarters through FY23Q3 have come in part from strong performance at Disney’s international parks, particularly those in Asia. Shanghai Disney Resort and Hong Kong Disneyland, which have both shown meaningful growth coming out of the pandemic through Q3 FY23, have even further growth opportunities with the expansions set to open later this year. However, in addition to development plans already underway, there is significant room for further expansion on land and at sea. “We stand alone when it comes to scale,” said D’Amaro. “And while our scale is impressive, we have no shortage of space or regions of the world in which to tell new stories.” In fact, Disney Parks has over 1,000 acres of land for possible future development to expand theme park space across its existing sites - the equivalent of about seven new Disneyland Parks. Meanwhile, Disney Cruise Line serves as a powerful ambassador for the brand in ports and markets around the globe beyond its theme parks, including Australia and New Zealand for the first time later this year, extending the reach of Disney’s high-quality experiences. As previously announced, over the next two years, Disney will nearly double the worldwide capacity of its cruise line, adding two ships in fiscal year 2025 and another in 2026, delivering even further growth potential and introducing new markets to Disney experiences, including a new homeport in Singapore beginning in 2025 to expand its reach further into the Asia-Pacific region. Fans Today, Disney has seven of the top ten most attended theme parks in the world, including Walt Disney World’s Magic Kingdom Park, which has been the #1 attended theme park on earth for decades. Disney Parks welcome approximately 100 million guests each year. Yet there is still enormous untapped potential for reaching more consumers. According to Disney’s internal research, there is an addressable market of more than 700 million people with high Disney affinity it has yet to reach with its Parks. In fact, for every one guest who visits a Disney Park, there are more than ten people with Disney affinity who do not visit the Parks.[2] “Ultimately what is most important to us is the relationship that we have with every guest,” said D’Amaro. “Guests can spend a day with us at our Parks, a week with us on a Cruise, or the rest of their lives with us through Disney Vacation Club membership.” As Disney expands its footprint and offerings, not only will the company be able to reach more of its existing fans, but it will create new fans and loyal consumers. As the company develops plans to accelerate and expand investment in its Parks business, it looks forward to introducing fans to more of the most powerful characters and stories, expanding its global footprint, advancing its state-of-the-art commercial capabilities, and leveraging its unmatched global talent to forge relationships with new generations of fans around the world. “Throughout our history, we’ve created enormous growth by investing the right amount of capital into the right projects at the right moment,” said Iger. “We are planning to turbocharge our growth yet again with a robust amount of strategic investment in this business.”

Forward-Looking Statements Certain statements in this post may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations; strategy or focus; guidance; priorities; plans or opportunities (including for expansion and growth) and potential impact on future performance: potential future growth or performance and anticipated drivers of growth or performance; future capital expenditures: trends; drivers of demand; goals; product or service offerings (including nature, timing and pricing); consumer sentiment, behavior or demand; total addressable market and related drivers; value of our intellectual property; and other statements that are not historical in nature. Any information that is not historical in nature included in this discussion is subject to change. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Management does not undertake any obligation to update these statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and IP we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: • the occurrence of subsequent events; • further deterioration in domestic and global economic conditions or a failure of conditions to improve as anticipated; • deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; • consumer preferences and acceptance of our content, offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising sales on our DTC services and linear networks; • health concerns and their impact on our businesses and productions; • international, political or military developments; • regulatory and legal developments; • technological developments; • labor markets and activities, including work stoppages; • adverse weather conditions or natural disasters; and • availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): • our operations, business plans or profitability, including direct-to-consumer profitability, demand for our products and services; • the performance of the Company’s content; • our ability to create or obtain desirable content at or under the value we assign the content; • the advertising market for programming; ¦ income tax expense; and • performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended October 1,2022, including under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” quarterly reports on Form 10-Q, including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and subsequent filings with the Securities and Exchange Commission. The terms “Disney,” “company,” “we,” and “our” are used in this post to refer collectively to The Walt Disney Company and the subsidiaries through which its various businesses are actually conducted. [1] The Company earns royalties on revenues generated by the Tokyo Disney Resort, which is owned and operated by Oriental Land Co„ Ltd., a third-party Japanese company. [2] Note: Consumer opportunity based on analysis of minimum level of Disney branded spending and current parks visitation.

TD Cowen a division of TD Securities GUGGEnHEim THE COMPOUND February 7, 2024 “We would not want to be making the activist case after those fireworks... Disney’s Q1:F24 results had a lot of everything: a quarterly beat, surprise strong FY guidance, positive new content announcements, an intriguing partnership with Epic, and a share buyback - all of this on top of the streaming sports JV news from Tuesday night.” February 7, 2024 “F1Q results indicated further progress in CEO Bob Iger’s‘building’phase headlined by partnership details (sports JV), a new investment (Epic Games) and official timing of ESPN streaming standalone (Fall 2025).” Michael Morris Guggenheim February 5, 2024 “[Peltz] wants to be on the coattails of greatness. He can see that this thing [Disney] is about to take a big upswing and that Iger knows exactly what he is doing” Jeff Sonnenfeld, Yale School of Management The Compound Doug Creutz TD Cowen CNBC ValueAct Capital the ycwljork times January 18, 2024 “Personally, I trust Iger. It would be nice if we heard more from Nelson Peltz on what the actual strategy is other than just ‘get me a board seat”, so I think Disney has a point there. ‘Look we took 50 meetings with you. what do you want us to do? What’s the right answer?’ Until shareholders know what that right answer is from the activists, I still feel like Iger deserves the trust of shareholders.” Josh Brown, CEO, Ritholtz Wealth Management CNBC Fast Money January 3, 2024 “Disney is the world’s leading entertainment company. It has the best intellectual property, sports brand and parks & experiences assets in the industry. As legacy technologies transition to digital platforms, we believe Disney can Lead the media industry forward. We could not be more excited to partner with Bob and the Board to help create long-term sustain able shareholder value.” Mason Morfit, ValueAct CEO Disney Press Release November 7, 2023 “[We have] yet to hear from Peltz what fundamentally does he see as a solution to the reasons the stock is down? I have yet to hear that message. Maybe he has a plan, maybe he has some solution to the streaming quagmire that all these companies are in, but I have yet to hear it.” Jim Stewart, New York Times Columnist CNBC Closing Bell

Legal Notices Forward-Looking Statements Certain statements in this website may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; cost reductions and efficiencies; capital allocation, including dividends; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and IP we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s controL including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and chum, and the market for advertising and sales on our direct-to-consumer services and linear networks: health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages: adverse weather conditions or natural disasters; and availability of content Such developments may further affect entertainment travel and leisure businesses generally and may, among other things, affect (or further affect as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30,2023, including under the captions “Risk Factors”. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find it Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.thewaltdisneycompany.com. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1. 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3,4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, strategies, business or financial prospects or outlook, future shareholder value, priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors.

Participants

Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.